Commitments (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Rent expense	$ 92,000	$ 125,000
Key Personnel Incentive Program [Member]
Description of participants	Two participants, one a consultant to the Company and a former non-employee director of the Company, and the other a former employee of the Company.
Payment from sale of company	$ 1,000,000
Description of sale of company transaction

One of the participants will be entitled to receive a payment equal to $700,000 in the event the net proceeds from a sale of the Company exceeds $50,000,000. If a sale of the Company has not occurred by December 31, 2025, the KPIP will terminate.

Technical Service and Training Agreements [Member]
Technical research services fees payable in future	$ 45,000
Cardiac EP Business Participation Plan Agreements [Member]
Initial participation interest	6.60%
Revised participation interest	1.38%